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                                                                EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) incorporated by reference or made a part of this Prospectus included as part of this Registration Statement on Form S-3.

ARTHUR ANDERSEN LLP

Houston, Texas
October 20, 1998